EXHIBIT 23 J(1)




                      CONSENT OF WALLACE SANDERS & COMPANY

We consent to the reference to our firm in the prospectus which is included in this amended registration statement of Dominion Insight Growth Fund.


                                        /s/ WALLACE SANDERS & COMPANY



Irving, Texas
February 12, 2002